Exhibit 10.1




--------------------------------------------------------------------------------
                   (Space Above This Line For Recording Data)

LOAN NUMBER: 417-8820517

                         COMMERCIAL REAL ESTATE MORTGAGE
     FUTURE ADVANCES AND FUTURE OBLIGATIONS ARE SECURED BY THIS REAL ESTATE
                                    MORTGAGE

This COMMERCIAL REAL ESTATE MORTGAGE ("Security Instrument") is made on August 18, 2006 between Robcor, LLC, a Kentucky Limited Liability, whose address is 3505 Castlegate Court, Lexington, Kentucky 40502; the "Mortgagor(s)" and Republic Bank & Trust Company whose address is 661 S. Hurstbourne Pkwy/PO Box
70749, Louisville, Kentucky 40222-5040 ("Lender"), which is organized and existing under the laws of the state of Kentucky. Mortgagor in consideration of loans extended by Lender up to a maximum principal amount of Four Hundred Seventy-seven Thousand and 00/100 Dollars ($477,000.00) ("Maximum Principal Indebtedness"), and for other valuable consideration, the receipt of which is acknowledged, hereby mortgages, grants and conveys to Lender, its successors and assigns, the following described property located in the County of Fayette, State of Kentucky:

Address: 293 and 301 Blue Sky Pkwy, Lexington, Kentucky 40509
Legal Description: See Exhibit A

Together with all easements, appurtenances abutting streets and alleys, improvements, buildings, fixtures, tenements, hereditaments, equipment, rents, income, profits and royalties, personal goods of whatever description and all other rights and privileges including all minerals, oil, gas, water, water wells, ditches, reservoirs, reservoir sites and dams located thereon and all riparian and water rights and water stock associated therewith, payment awards, amounts received from eminent domain, amounts received from any and all insurance payments, and timber which may now or later be located, situated, or affixed on and used in connection therewith (hereinafter called the "Property").

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, security agreements, prior mortgages, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments of leases and rents and any other documents or agreements executed in connection with this Security Instrument whether now or hereafter existing. The Related Documents are hereby made a part of this Security Instrument by reference thereto, with the same force and effect as if fully set forth herein.

INDEBTEDNESS. This Security Instrument secures the principal amount shown above as may be evidenced by a promissory note or notes of even, prior or subsequent date hereto, including future advances and every other indebtedness of any and every kind now or hereafter owing from Mortgagor to Lender, howsoever created or arising, whether primary, secondary or contingent, together with any interest or charges provided in or arising out of such indebtedness, as well as the agreements and covenants of this Security Instrument and all Related Documents (hereinafter all referred to as the "Indebtedness").

MATURITY DATE. The Indebtedness, if not paid earlier, shall be due and payable on August 18, 2016.

FUTURE ADVANCES. To the extent permitted by law, this Security Instrument will secure future advances as if such advances were made on the date of this Security Instrument regardless of the fact that from time to time there may be no balance due under the note and regardless of whether the Lender is obligated to make such future advances.

CROSS COLLATERALIZATION. It is the expressed intent of Mortgagor to cross collateralize all of its Indebtedness and obligations to the Lender, howsoever arising and whensoever incurred.

WARRANTIES.   Mortgagor,  for  itself,  its  heirs,  personal   representatives,
successors, and assigns, represents. warrants, covenants and agrees with Lender, its successors and assigns, as follows:

      Performance  of  Obligations.  Mortgagor  promises  to perform  all terms,
      conditions,   and  covenants  of  this  Security  Instrument  and  Related
      Documents in accordance with the terms contained therein.

      Defense and Title to Property. At the time of execution and delivery of this instrument, Mortgagor is lawfully seised of the estate hereby conveyed and has the exclusive right to mortgage, grant, convey and assign the Property. Mortgagor covenants that the Property is unencumbered and free of all liens, except for encumbrances of record acceptable to Lender. Further, Mortgagor covenants that Mortgagor will warrant and defend generally the title to the Property against any and all claims and demands whatsoever, subject to the easements, restrictions, or other encumbrances of record acceptable to Lender, as may be listed in the schedule of exceptions to coverage in any abstract of title or title insurance policy insuring Lender's interest in the Property.

      Condition of Property. The Mortgagor promises at all times to preserve and to maintain the Property and every part thereof in good repair, working order, and condition and will from time to time, make all needful and proper repairs so that the value of the Property shall not in any way be impaired.

      Removal of any Part of the Property. Mortgagor promises not to remove any part of the Property from its present location, except for replacement, maintenance and relocation in the ordinary course of business.

      Alterations to the Property. Mortgagor promises to abstain from the commission of any waste on the Property. Further, Mortgagor shall make no material alterations, additions or improvements of any type whatever to the Property, regardless of whether such alterations, additions or improvements would increase the value of the Property, nor permit anyone to do so except for tenant improvements and completion of items pursuant to approved plans and specifications, without Lender's prior written consent, which consent may be withheld by Lender in its sole discretion. Mortgagor will comply with all laws and regulations of all public authorities having jurisdiction over the premises relating to the use, occupancy and maintenance thereof and shall upon request promptly submit to Lender evidence of such compliance.

      Due on Sale - Lender's Consent. Mortgagor shall not sell, further encumber or otherwise dispose of, except as herein provided, any or all of its interest in any part of or all of the Property without first obtaining the written consent of Lender. If any encumbrance, lien, transfer or sale or agreement for these is created, Lender may declare immediately due and payable, the entire balance of the Indebtedness.

      Insurance. Mortgagor promises to keep the Property insured against such risks and in such form as may within the sole discretion of Lender be acceptable, causing Lender to be named as loss payee or if requested by Lender, as mortgagee. The insurance company shall be chosen by Mortgagor subject to Lender's approval, which shall not be unreasonably withheld. All insurance policies must provide that Lender will get a minimum of 10 days notice prior to cancellation. At Lender's discretion, Mortgagor may be required to produce receipts of paid premiums and renewal policies. If Mortgagor fails to obtain the required coverage, Lender may do so at Mortgagor's expense. Mortgagor hereby directs each and every insurer of the Property to make payment of loss to Lender with the proceeds to be applied, only at Lender's option, to the repair and replacement of the damage or loss or to be applied to the Indebtedness with the surplus, if any, to be paid by Lender to Mortgagor.

      Payment of Taxes and Other Applicable Charges. Mortgagor promises to pay and to discharge liens, encumbrances, taxes, assessments, lease payments and any other charges relating to the Property when levied or assessed against Mortgagor or the Property.

      Environmental Laws and Hazardous or Toxic Materials. Mortgagor and every tenant have been, are presently and shall continue to be in strict compliance with any applicable local, state and federal environmental laws and regulations. Further, neither Mortgagor nor any tenant shall manufacture, store, handle, discharge or dispose of hazardous or toxic materials as may be defined by any state or federal law on the Property, except to the extent the existence of such materials has been presently disclosed in writing to Lender. Mortgagor will immediately notify Lender in writing of any assertion or claim made by any party as to the possible violation of applicable state and federal environmental laws including the location of any hazardous or toxic materials on or about the Property. Mortgagor indemnifies and holds Lender harmless from any liability or expense of whatsoever nature incurred directly or indirectly as a result of Mortgagor's violation of applicable local, state and federal environmental laws and regulations or Mortgagor's involvement with hazardous or toxic materials.

      Financial Information. Mortgagor agrees to supply Lender such financial and other information concerning its affairs and the status of any of its assets as Lender, from time to time, may reasonably request. Mortgagor further agrees to permit Lender to verify accounts as well as to inspect, copy and to examine the books, records and files of Mortgagor.

      Lender's Right to Enter. The Lender or Lender's agents shall have the right and access to inspect the Property at all reasonable times in order to attend to Lender's interests and ensure compliance with the terms of this Security Instrument. If the Property, or any part thereof, shall require inspection, repair or maintenance which the Mortgagor has failed to provide, the Lender, after reasonable notice, may enter upon the Property to effect such obligation; and the cost thereof shall be added to the Indebtedness and paid on the Lender's demand by the Mortgagor.

ASSIGNMENT OF LEASES AND RENTS. As additional security for the payment of the Indebtedness and the performance of the covenants contained herein, Mortgagor hereby assigns and transfers over to Lender all rents, income and profits
("Rents") under any present or future leases, subleases or licenses of the Property, including any guaranties, extensions, amendments or renewals thereof, from the use of the Property. So long as Mortgagor is not in default, Mortgagor may receive, collect and enjoy all Rents accruing from the Property, but not more than one month in advance of the due date. Lender may also require
Mortgagor, tenant and any other user of the Property to make payments of Rents directly to Lender. However, by receiving any such payments, Lender is not, and shall not be considered, an agent for any party or entity. Any amounts collected may, at the Lender's sole discretion, be applied to protect the Lender's interest in the Property, including but not limited to the payment of taxes and insurance premiums and to the Indebtedness. At Lender's sole discretion, all leases, subleases and licenses must first be approved by Lender.

CONDEMNATION. Mortgagor shall give Lender notice of any action taken or threatened to be taken by private or public entities to appropriate the Property or any part thereof, through condemnation, eminent domain or any other action. Further, Lender shall be permitted to participate or intervene in any of the above described proceedings in any manner it shall at its sole discretion determine. Lender is hereby given full power, right and authority to receive and receipt for any and all damages awarded as a result of the full or partial taking or appropriation and in its sole discretion, to apply said awards to the Indebtedness, whether or not then due or otherwise in accordance with applicable law. Unless Lender otherwise agrees in writing, any application of proceeds to the Indebtedness shall not extend or postpone the due date of the payments due under the Indebtedness or change the amount of such payments.

MORTGAGOR'S ASSURANCES. At any time, upon a request of Lender, Mortgagor will execute and deliver to the Lender, and if appropriate, cause to be recorded, such further mortgages, assignments. assignments of leases and rents, security agreements, pledges, financing statements, or such other document as Lender may require, in Lender's sole discretion, to effectuate, complete and to perfect as well as to continue to preserve the Indebtedness, or the lien or security interest created by this Security Instrument.

ATTORNEY-IN-FACT. Mortgagor appoints Lender as attorney-in-fact on behalf of Mortgagor. If Mortgagor fails to fulfill any of Mortgagor's obligations under this Security Instrument or any Related Documents, including those obligations mentioned in the preceding paragraph, Lender as attorney-in-fact may fulfill the obligations without notice to Mortgagor. This power of attorney shall not be affected by the disability of the Mortgagor.

EVENTS OF DEFAULT. The following events shall constitute default under this Security Instrument (each an "Event of Default"):

      (a)   Failure to make required payments when due under Indebtedness;
      (b) Failure to perform or keep any of the covenants of this Security Instrument or a default under any of the Related Documents;
      (c) The making of any oral or written statement or assertion to the Lender that is false or misleading in any material respect by Mortgagor or any person obligated on the Indebtedness;
      (d) The death, dissolution, insolvency, bankruptcy or receivership proceeding of Mortgagor or of any person or entity obligated on the Indebtedness;
      (e) Any assignment by the Mortgagor for the benefit of the Mortgagor's creditors;
      (f) A material adverse change occurs in the financial condition, ownership or management of Mortgagor or any person obligated on the Indebtedness; or
      (g)   The Lender deems itself insecure for any reason whatsoever.

REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, Lender may, without demand or notice, pay any or all taxes, assessments, premiums, and liens required to be paid by Mortgagor, effect any insurance provided for herein, make such repairs, cause the abstracts of title or title insurance policy and tax histories of the Property to be certified to date, or procure new abstracts of title or title insurance and tax histories in case none were furnished to it, and procure title reports covering the Property, including surveys. The amounts paid for any such purposes will be added to the Indebtedness and will bear interest at the rate of interest otherwise accruing on the Indebtedness until paid. In the event of foreclosure, the abstracts of title or title insurance shall become the property of the Lender. All abstracts of title, title insurance, tax histories, surveys, and other documents pertaining to the Indebtedness will remain in Lender's possession until the Indebtedness is paid in full. IN THE EVENT OF THE SALE OF THIS PROPERTY UNDER THE PROCEDURE FOR FORECLOSURE OF A SECURITY INSTRUMENT BY ADVERTISEMENT, AS PROVIDED BY APPLICABLE LAW, OR IN THE EVENT THE LENDER EXERCISES ITS RIGHTS UNDER THE ASSIGNMENT OF LEASES AND RENTS, THE MORTGAGOR HEREBY WAIVES ANY RIGHT TO ANY NOTICE OTHER THAN THAT PROVIDED FOR SPECIFICALLY BY STATUTE, OR TO ANY JUDICIAL HEARING PRIOR TO SUCH SALE OR OTHER EXERCISE OF RIGHTS.

Upon the occurrence of an Event of Default, Lender may, without notice unless required by law, and at its option, declare the entire Indebtedness due and payable, as it may elect, regardless of the date or dates of maturity thereof and, if permitted by state law, is authorized and empowered to sell or to cause the Property to be sold at public auction, and to execute and deliver to the purchaser or purchasers at such sale any deeds of conveyance good and sufficient at law, pursuant to the statute in such case made and provided, and out of the proceeds of the sale to retain the sums then due hereunder and all costs and charges of the sale, including attorneys' fees, rendering any surplus to the party or parties entitled to it. Any such sale or a sale made pursuant to a judgment or a decree for the foreclosure hereof may, at the option of Lender, be made en masse. The commencement of proceedings to foreclose this Mortgage in any manner authorized by law shall be deemed as exercise of the above option. Upon the occurrence of an Event of Default, Lender shall immediately be entitled to make application for and obtain the appointment of a receiver for the Property and of the earnings, income, issue and profits of it, with the powers as the court making the appointments confers. Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.

NO WAIVER. No delay or failure of Lender to exercise any right, remedy, power or privilege hereunder shall affect that right, remedy, power or privilege nor shall any single or partial exercise thereof preclude the exercise of any right, remedy, power or privilege. No Lender delay or failure to demand strict adherence to the terms of this Security Instrument shall be deemed to constitute a course of conduct inconsistent with Lender's right at any time, before or after an event of default, to demand strict adherence to the terms of this Security Instrument and the Related Documents.

JOINT AND SEVERAL LIABILITY. If this Security Instrument should be signed by more than one person, all persons executing this Security Instrument agree that they shall be jointly and severally bound, where permitted by law.

SURVIVAL. The Lender's rights in this Security Instrument will continue in its successors and assigns. This Security Instrument is binding on all heirs, executors, administrators, assigns and successors of the Mortgagor.

NOTICES AND WAIVER OF NOTICE. Unless otherwise required by applicable law, any notice or demand given by Lender to any party is considered effective when it is deposited in the United States Mail with the appropriate postage, mailed to the address of the party given at the beginning of this Security Instrument unless an alternative address has been provided to Lender in writing. To the extent permitted by law, Mortgagor waives notice of Lender's acceptance of this Security Instrument, defenses based on suretyship, any defense arising from any election by Lender under the United States Bankruptcy Code, Uniform Commercial Code, as enacted in the state where the Lender is located or other applicable law or in equity, demand, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor and any other notice.

TO THE EXTENT PERMITTED BY LAW, MORTGAGOR WAIVES ANY RIGHT TO NOTICE, OTHER THAN THE NOTICE PROVIDED ABOVE, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO THE LENDER EXERCISING ITS. RIGHTS UNDER THIS ASSIGNMENT.

WAIVER OF APPRAISEMENT RIGHTS. Mortgagor waives all appraisement rights relating to the Property to the extent permitted by law.

LENDER'S EXPENSES. Mortgagor agrees to pay all expenses incurred by Lender in connection with enforcement of its rights under the Indebtedness, this Security Instrument or in the event Lender is made party to any litigation because of the existence of the Indebtedness or this Security Instrument, as well as court costs, collection charges and reasonable attorneys' fees and disbursements.

ASSIGNABILITY. Lender may assign or otherwise transfer this Security Instrument or any of Lender's rights under this Security Instrument without notice to Mortgagor. Mortgagor may not assign this Security Instrument or any part of the Security Instrument without the express written consent of Lender.

GOVERNING LAW AND JURISDICTION. This Security Instrument will be governed by the laws of the State of Kentucky.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Security Instrument is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of the Security Instrument without invalidating the remainder of either the affected provision or this Security Instrument.

WAIVER OF JURY TRIAL. All parties to this Mortgage waive any right to trial by jury to the extent allowed by law. This jury trial waiver applies to any claims or disputes related or incidental to the relationship established between the parties to this Mortgage.

ORAL AGREEMENTS DISCLAIMER. This Security Instrument represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

By signing this Security Instrument, each Mortgagor acknowledges that all provisions have been read and understood. Signed and sealed by Mortgagor (s):

Robcor, LLC

X__________________________                          X__________________________
By: Michael E Heitz    Date                           By: V Janette Heitz   Date


The above signatures have been Witnessed by:
X__________________________                          X__________________________
Name:                  Date                           Name:                 Date


                            BUSINESS ACKNOWLEDGEMENT

STATE OF      KENTUCKY             )
                                   )ss
COUNTY OF     FAYETTE              )

This instrument was acknowledged on the  ________________________, by:

Michael E Heitz, Member and V Janette Heitz, Member on behalf of Robcor, LLC, a Kentucky Limited Liability Company, who personally appeared before me.

In witness whereof, I hereunto set my hand and, if applicable, official seal.

My commission expires: _________                     X__________________________
                                                      State at Large
                                                      Notary Public
(Offical Seal)
________________________________________________________________________________

________________________________________________________________________________


THIS INSTRUMENT WAS PREPARED BY:                   AFTER RECORDING RETURN TO:
Glenn Hoskins PSC                                  Republic Bank & Trust Company
1077 Eastland Drive                                661 S. Hurstbourne Pkwy
Lexington, KY 40555                                Louisville, KY 40222

X_______________________________________

________________________________________________________________________________

                                   EXHIBIT "A"


All of Lot Nos. A and B, Tract C of Bluesky Industrial Estates Subdivision to the City of Lexington as shown by plat thereof of record in Plat Cabinet A, Slide 660, in the Fayette County Clerk's Office; and known as 293 and 301 BLUE SKY PARKWAY; and

BEING the same property conveyed to Robcor, LLC, a Kentucky limited liability company, by Skilton Enterprises, LLC, a Kentucky limited liability company (the successor in interest to Skilton Paving & Construction Company, Inc., a Kentucky corporation), through deed dated March 9, 2005, of record in Deed Book 2534, Page 94, in the Fayette County Clerk's Office.